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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      January 3, 2002 (December 31, 2001)


                           METATEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                                        0-9220        31-1647405
------------------------------------        ------------  ----------------------
(State or other jurisdiction of             (Commission   (IRS Employer
incorporation)                              File Number)  Identification No.)

7001 Metatec Boulevard, Dublin, Ohio                       43017
--------------------------------------------               ---------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As disclosed in the Form 8-K filed by Metatec International, Inc. (the "Company") on December 3, 2001 (the "Prior Form 8-K"), the Company and The Huntington National Bank and Bank One, NA (collectively, the "Banks") entered into a standstill agreement and an amendment to the loan agreement dated as of November 20, 2001 (the "Standstill Agreement"), pursuant to which, among other things, the Banks agreed to forebear commencing any legal proceedings against the Company or exercising their rights and remedies under the amended and restated loan agreement between the Company and the Banks dated as of March 31, 2001 (the "Loan Agreement"), through the period ending on and including December 14, 2001. On December 31, 2001, the Banks and the Company entered into an amendment to the Standstill Agreement (the "First Amendment to Standstill Agreement") pursuant to which, among other things, the Banks agreed to forebear commencing any legal proceedings against the Company or exercising their rights and remedies under the Loan Agreement through the period ending on and including February 8, 2002.

         In addition, as disclosed in the Prior Form 8-K, the Company and Banc One Leasing Company ("BOLC") entered into a forebearance agreement dated as of November 21, 2001 (the "Forebearance Agreement"), pursuant to which, among other things, BOLC agreed to forebear exercising its rights and remedies under an equipment lease agreement between the Company and BOLC through the period ending on and including December 14, 2001. On December 31, 2001, BOLC and the Company entered into an amendment to the Forebearance Agreement pursuant to which, among other things, BOLC agreed to forebear exercising its rights and remedies under the equipment lease agreement through the period ending on and including February 8, 2002.

         On February 9, 2002, all principal and accrued interest under the credit facilities provided by the Loan Agreement, or approximately $18,000,000, will be immediately due and payable to the Banks, and the Banks will have the right to commence legal proceedings against the Company and exercise its rights and remedies under the Loan Agreement, unless the standstill period under the First Amendment to Standstill Agreement is extended by agreement of the Banks. Likewise, on February 9, 2002, BOLC will have the right to exercise its rights and remedies under the equipment lease agreement, unless the forebearance period is extended by agreement of BOLC.

         There can be no assurance that the Company will be able to reach an agreement with the Banks on an extension of the Banks' standstill period. Likewise, there can be no assurance that the Company will be able to reach an agreement with BOLC on an extension of BOLC's forebearance period. The Company's liquidity and its ability to meet its current financial obligations as they become due will be dependent upon the Company's ability to extend such standstill and forebearance periods. The Company's failure to reach agreement with the Banks as to an extension of the Banks' standstill period will have a material adverse impact on the Company's financial position and continuing operations.

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ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

            (c)      Exhibits.


Exhibit
Number      Description of Exhibit
------      ----------------------

10.1 First Amendment to Standstill Agreement effective as of December 14, 2001 (and executed on December 31, 2001), among Metatec International, Inc., Bank One, NA, The Huntington National Bank, other financial institutions from time to time party thereto, as banks, and The Huntington National Bank, as administrative agent for the banks.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   METATEC INTERNATIONAL, INC.


Date:  January 3, 2002             By /s/ Julia A. Pollner
                                      -----------------------------
                                      Julia A. Pollner, Senior Vice
                                      President, Finance (authorized signatory)



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                                  EXHIBIT INDEX


Exhibit
Number               Description of Exhibit
------               ----------------------

10.1 First Amendment to Standstill Agreement effective as of December 14, 2001 (and executed on December 31, 2001), among Metatec International, Inc., Bank One, NA, The Huntington National Bank, other financial institutions from time to time party thereto, as banks, and The Huntington National Bank, as administrative agent for the banks.